Consolidated Balance Sheets (parenthetical) (USD $) In Thousands, except Share data, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Consolidated Balance Sheets [Abstract]
Held-to-maturity Securities, Fair Value	$ 177	$ 177
Allowance for loan losses	$ 5,502	$ 5,548
Common Stock, Par or Stated Value Per Share	$ 0.1	$ 0.1
Common Stock, Shares Authorized	10,000,000	10,000,000
Common Stock, Shares, Issued	3,371,849	3,371,866
Treasury Stock, Shares	75,426	87,370